SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 5, 2003

Date of Report (Date of Earliest Event Reported)

ROPER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12273	51-0263969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2160 Satellite Blvd., Suite 200, Duluth, Georgia	30097
(Address of Principal Executive Offices)	(Zip Code)

(770) 495-5100

(Registrant’s Telephone Number, Including Area Code)

160 Ben Burton Road, Bogart, Georgia 30622

(Former Address)

ITEM 9.     REGULATION FD DISCLOSURE

On February 5, 2003, Roper Industries, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1, and delivered a slide presentation at the Gabelli & Company, Inc.’s 13th Annual Pump, Valve & Motor Symposium, attached hereto as Exhibit 99.2. Exhibits 99.1 and 99.2 are hereby incorporated by reference herein in their entirety.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Not Applicable

(b)	Pro Forma Financial Statements

Not Applicable

(c)	Exhibits

	99.1	Press Release of the Company dated February 5, 2003.

	99.2	Slide Presentation at Gabelli & Company, Inc.’s 13 th Annual Pump, Valve & Motor Symposium, February 5, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.
(Registrant)

BY:	/s/ Martin H. Headley
	Martin H. Headley, Vice President, Chief Financial Officer	Date: February 5, 2003

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated February 5, 2003
99.2	Slide Presentation at Gabelli & Company, Inc.’s 13th Annual Pump, Valve & Motor Symposium, February 5, 2003.